OTHER OPERATING INCOME, NET	9 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
OTHER OPERATING INCOME, NET

11. OTHER OPERATING INCOME, NET

	For the fiscal year ended March 31,		For the nine months ended December 31,
	2023	2024	2024
	RMB	RMB	RMB

Gains from waiver of operating payables (i)	70,500	10,604	9,703
Government grant (ii)	5,252	6,135	21,511
Guarantee income	46	-	-
Others	(5,808)	1,262	463
	69,990	18,001	31,677

(i)	The Company entered into supplemental agreements with several suppliers in May and June 2021, pursuant to which the Company would be exempted, conditionally, from the repayment of other payables of approximately RMB120.4 million. Payment conditions were met during fiscal year ended 2023 resulting in an incremental RMB56.1 million in payables waived pursuant to the operative supplier agreements. The waiver of this additional payables balance resulted in a gain recorded in the same fiscal year. In addition, the Company continued to negotiate with other suppliers to settle long-aged payables, resulting in additional wavier gains of RMB14.4 million, RMB10.6 million and RMB9.7 million recorded for the fiscal years ended March 31, 2023 and 2024 and the nine months ended December 31, 2024, respectively.

(ii)	During the nine months ended December 31, 2024, the Company received several cash-based government subsidies which are primarily intended to support the business operations in the Hefei and Xi’an superstore. All conditions associated with these subsidies have been satisfied, and the cash received does not need to be refunded under any circumstances. The Company recorded these subsidies under “Other operating income, net” in the Consolidated Statements of Comprehensive Loss.

UXIN LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)